Case 19-11915-BLS

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Exhibit 99.1

X

In re

:

Chapter 11

RAIT FUNDING, LLC,

a Delaware limited liability company, et. al. (1)

:

:

Case No. 19-11915 (BLS)

UNITED STATES BANKRUPTCY COURT THE DISTRICT OF DELAWARE

:

:

Debtors. : Jointly Administered

X

Monthly Operating Report

For the Period August 30, 2019 to September 30, 2019

DEBTORS' ADDRESS: Two Logan Square

100 N. 18th Street, 23rd Floor Philadelphia, Pennsylvania 19103 (Attn: John J. Reyle)

DEBTORS' ATTORNEYS:

Patrick A. Jackson (Del. Bar No. 4976) Joseph N. Argentina, Jr. (Del. Bar No. 5453)

222 Delaware Avenue, Suite 1410

Wilmington, DE 19801

Tel: (302) 467-4200

Fax: (302) 467-4201

Patrick.Jackson@dbr.com

Joseph.Argentina@dbr.com

Michael P. Pompeo

Brian P. Morgan

1177 Avenue of the Americas, 41st

Floor

New York, NY 10036-2714

Tel: (212) 248-3140

Fax: (212) 248-3141

Michael.Pompeo@dbr.com

Brian.Morgan@dbr.com

REPORT PREPARER: RAIT FUNDING, LLC

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Alfred Dilmore 10/30/2019

Alfred Dilmore Date

Chief Financial Officer

Notes:

(1) The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number (if applicable),

are as follows: RAIT Funding, LLC, a Delaware limited liability company (9983); RAIT Financial Trust, a Maryland real estate investment trust (9819); RAIT General, Inc., a Maryland corporation (9987); RAIT Limited, Inc., a Maryland corporation (9773); Taberna Realty Finance Trust, a Maryland real estate investment trust (3577); RAIT JV TRS, LLC, a Delaware limited liability company (3190); and RAIT JV TRS Sub, LLC, a Delaware limited liability company (4870). The mailing address for all Debtors is Two Logan Square,

100 N. 18th Street, 23rd Floor, Philadelphia, Pennsylvania 19103 (Attn: John J. Reyle).

FORM Cover Page

Case 19-11915-BLS

Doc 168

Filed 10/30/19

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF DELAWARE

RAIT FUNDING LLC Case No. 19-11915 (BLS)

DebtorReporting Period: 8/30/19 - 9/30/19

Monthly Operating Report

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1a	x
Bank Account Reconciliation/Information	MOR-1b	N/A	x
Schedule of Professional Fees Paid	MOR-1c	x
Copies of Bank Statements		N/A	x
Cash Disbursements Journals		N/A	x
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-Petition Taxes	MOR-4a	N/A	x
Copies of IRS Form 6123		N/A	x
Copies of Tax Returns Filed During Reporting Period		N/A	x
Summary of Unpaid Post-Petition Debts	MOR-4b	x
Listing of Aged Accounts Payable	MOR-4b	x
Accounts Receivable Reconciliation and Aging	MOR-5a	x
Debtor Questionnaire	MOR-5b	x

FORM MOR

Case 19-11915-BLS

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Global Notes and Statements of Limitations and Disclaimers Regarding the Debtors' Monthly Operating Reports

This Monthly Operating Report ("MOR") includes activity for the following Debtors:

Debtor

Case No.

RAIT Funding, LLC                                                         19-11915 (BLS) RAIT Financial Trust                                                         19-11916 (BLS) RAIT General, Inc.                                                             19-11917 (BLS) RAIT Limited, Inc.                                                           19-11918 (BLS) Taberna Realty Finance Trust                                           19-11919 (BLS) RAIT JV TRS, LLC                                                           19-11920 (BLS) RAIT JV TRS SUB, LLC                                                 19-11921 (BLS)

On August 30, 2019 (the “Petition Date”), RAIT Funding LLC and 6 of its affiliates (collectively, the “Debtors”), each commenced a voluntary case under chapter

11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Debtors are authorized to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On September 4, 2019, the Bankruptcy Court entered an order authorizing the joint administration of these cases pursuant to Bankruptcy Rule 1015(b).

These following notes and statements and limitations should be referred to, and referenced in connection with, any review of this MOR.

1. Basis for Presentation. This MOR has been prepared solely for the purpose of complying with the monthly reporting requirements in these chapter 11 cases and is in a format the Debtors believe is acceptable to the United States Trustee. The financial statements and supplemental information contained herein are preliminary, unaudited and may not comply in all material respects with accounting principles generally accepted in the United States ("GAAP"). In addition, certain of the financial statements and supplemental information contained herein represent consolidated information (e.g., RAIT Financial Trust and its consolidated subsidiaries). The unaudited consolidated financial statements have been derived from the books and records of the Debtors. This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with GAAP, and upon application of such procedures the financial information could be subject to material change. The MOR should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors.

The information furnished in this report includes normal recurring adjustments, but may not include all adjustments that would typically be made for financial information in accordance with GAAP.

The consolidated results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the consolidated results of the Debtors' operations, their financial position and the schedule of receipts and disbursements in the future. The Debtors caution readers not to place undue reliance upon the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

2. Accuracy. The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non‐bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

3. Liabilities Subject to Compromise. Liabilities subject to compromise have been reported at the amounts recorded on the Debtors' books and records as of the date of the report. The amounts classified as liabilities subject to compromise in the financial statements included herein are preliminary and may be subject to future adjustments depending on Bankruptcy Court actions, developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, rejection of executory contracts, reconciliation of claims, and other events.

4. Reservation of Rights. The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate. Nothing contained in this MOR shall constitute a waiver of any of the Debtors' rights or an admission with respect to their chapter 11 cases.

5. Reporting Period. Unless otherwise noted herein, the MOR generally reflects the Debtors' books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period.

6. Consolidated Entity Accounts Payable and Disbursement Systems. Cash is received and disbursed by the Debtors as described in the Motion of Debtors for Entry of Interim and Final Orders (I) Authorizing The Debtors To (A) Continue To Operate Their Cash Management System, (B) Honor Certain Prepetition Obligations Related Thereto, (C) Maintain Existing Business Forms, And (D) Continue To Perform Intercompany Transactions, (II) Suspending The Requirements Contained In Section 345(B) Of The Bankruptcy Code, and (III) Granting Related Relief [Docket No. 4, 32 and 122]

FORM Notes

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Global Notes and Statements of Limitations (cont.)

7. Debtor & Non-Debtor Activities. To the best of the Debtors' ability, the information shown in this MORis for the 7 Debtor entities. In that regard, MOR-2 (Statement of Operations) and MOR-3 (Balance Sheet) include individual data for Debtors, with aggregated activity for all non-Debtors, and aggregated intercompany eliminations accross Debtors and non-Debtors. Historically, financial statements have only been produced by the Debtors on a consolidated basis (e.g., RAIT Financial Trust and its consolidated subsidiaries), and accounting processes and general ledger activity have occurred to support preparation of these consolidated financial statements, and not stand-alone financial statements for each Debtor. Accordingly, each Debtor's individual information within MOR-2 and MOR-3 may not be in accordance with GAAP. As such. relying upon an unconsolidated view of each Debtor may be misleading and is being shown only for the purposes of complying with MOR reporting requirements.

FORM Notes

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RAIT FUNDING LLC	Case No.	19-11915 (BLS)
Debtor	Reporting Period:	8/30/19 - 9/30/19

MOR-1a
Schedule of the Debtors' Cash Receipts and Disbursements
For the Period August 30, 2019 to September 30, 2019

($ in thousands)
Bank Balance 8/30/2019 (at Filing)		$39,005

Receipts:
Cash Receipts		1,163
Total Receipts		$1,163

Disbursements:
Operating Disbursements
Payroll and Benefits		(321)
Professional Fees - Recurring		-
Litigation Related Costs		-
Corporate Overhead		(35)
REO Maintenance		-
Other		-
Total Operating Disbursements		$(357)

Non-Operating Cash Items
Professional Fees - Restructuring		-
Principal & Interest		-
Transaction Related Expenses		-
Sale Proceeds		-
Total Non-Operating Cash Flow		$-

Net Cash Flow		$807

Ending Bank Balance 9/30/2019		$39,811

Outstanding Checks		(14)

Ending Book Balance 9/30/2019		$39,797

FORM MOR-1a

Case 19-11915-BLS

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RAIT FUNDING LLC Case No. 19-11915 (BLS)

Debtor Reporting Period: 8/30/19 - 9/30/19

MOR-1b

Bank Reconciliation

As of September 30, 2019

The Debtors hereby submit this attestation in lieu of providing copies of bank statements, bank reconciliations, and cash disbursement journals.

Attached to MOR-1a is a listing of all Debtor bank accounts, by account number, with period ending book balances. The Debtors affirm these accounts are reconciled monthly in accordance with the Debtors' ordinary course accounting practices and are available to the United States Trustee upon request. Further, the Debtors affirm that cash bank statements and cash disbursement journals are maintained in accordance with the Debtors' ordinary course accounting practices and are available to the United States Trustee upon request.

/s/ Alfred Dilmore 10/30/2019

Signature of Authorized Individual Date

Alfred Dilmore Chief Financial Officer

Printed Name of Authorized Individual Title of Authorized Individual

FORM MOR-1b – Bank Rec

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RAIT FUNDING LLC			Case No.	19-11915 (BLS)
Debtor			Reporting Period:	8/30/19 - 9/30/19

MOR-1b (cont.)
Book Balances
As of September 30, 2019

($ in thousands)
Entity	Bank	Account No. (1)	Description	Ending Book Balance
RAIT Financial Trust	Citibank NA	*2169	Operating	$3,838
RAIT Financial Trust	Citibank NA	*1136	MMA	6,531
RAIT Financial Trust	Citibank NA	*0232	MMA	20,690
Taberna Realty Finance Trust	Citibank NA	*0397	Operating	8,688
RAIT Funding LLC	Citibank NA	*5657	Operating	43
RAIT JV TRS LLC	Citibank NA	*9356	Operating	8
RAIT Financial Trust	Wilmington Trust	*4000	Escrow	-
Taberna Realty Finance Trust	Wilmington Trust	*9000	Escrow	-

Total Debtors Book Cash				$39,797

(1) Represents last four digits of account number

FORM MOR-1b – Book Balances

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RAIT FUNDING LLC		Case No.	19-11915 (BLS)
Debtor		Reporting Period:	8/30/19 - 9/30/19

MOR-1b (cont.)
Estimated US Trustee Fees
As of September 30, 2019

($ in actuals)
Entity	Case No.	Q3-2019 Disbursements	U.S. Trustee Fee Q3-2019
RAIT Financial Trust	19-11916 (BLS)	$356,550	$4,875
RAIT Funding, LLC	19-11915 (BLS)	-	325
RAIT JV TRS LLC	19-11920 (BLS)	-	325
RAIT General, Inc.	19-11917 (BLS)	-	325
RAIT Limited, Inc.	19-11918 (BLS)	-	325
RAIT JV TRS SUB, LLC	19-11921 (BLS)	-	325
Taberna Realty Finance Trust	19-11919 (BLS)	-	325

Estimated US Trustee Fees		$356,550	$6,825

FORM MOR-1b – UST Fee

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RAIT FUNDING LLC									Case No.	19-11915 (BLS)
Debtor									Reporting Period:	8/30/19 - 9/30/19

MOR-1c
Schedule of Professional Fees Paid
For the Period August 30, 2019 to September 30, 2019

($ in thousands)
Schedule of Professional Fees Paid
			Check/Wire		Current Period Payments			Amount Paid Since Filing
Professional	Period Covered	Payor	Number	Date	Fees	Expenses	Total	Fees	Expenses	Total
None	-	-	-	-	$-	$-	$-	$-	$-	$-

Total					$-	$-	$-	$-	$-	$-

FORM MOR-1c

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RAIT FUNDING LLC							Case No.		19-11915 (BLS)
Debtor							Reporting Period:		8/30/19 - 9/30/19

MOR-2
Statement of Operations
For the Period August 30, 2019 to September 30, 2019

($ in thousands)
Entity	RAIT FUNDING, LLC	RAIT FINANCIAL TRUST	RAIT GENERAL, INC.	RAIT LIMITED, INC.	TABERNA REALTY FINANCE TRUST	RAIT JV TRS, LLC	RAIT JV TRS SUB, LLC	Non-Debtors	Eliminations	Total
Case No.	19-11915	19-11916	19-11917	19-11918	19-11919	19-11920	19-11921

Revenue:
Investment interest income	$-	$-	$-	$-	$81	$-	$-	$3,247	$(1,759)	$1,570
Investment interest expense	-	-	-	-	-	-	-	(825)	-	(825)
Net interest margin	$-	$-	$-	$-	$81	$-	$-	$2,422	$(1,759)	$744
Property income	-	-	-	-	-	-	-	1,144	(31)	1,113
Fee and other income	-	-	-	-	-	-	-	43	(17)	26
Total revenue	$-	$-	$-	$-	$81	$-	$-	$3,609	$(1,807)	$1,883

Expenses:
Interest expense	-	0	-	-	-	-	-	(2,041)	1,759	(282)
Real estate operating expense	-	-	-	-	-	-	-	(616)	31	(585)
Property management expenses	-	-	-	-	-	-	-	(47)	-	(47)
General and administrative expenses	(14)	(758)	-	-	-	-	(1)	(576)	17	(1,333)
Depreciation and amortization expense	-	-	-	-	-	-	-	(449)	-	(449)
Total expenses	$(14)	$(758)	$-	$-	$-	$-	$(1)	$(3,730)	$1,807	$(2,697)

Net Operating (Loss) Income	$(14)	$(758)	$-	$-	$81	$-	$(1)	$(121)	$-	$(813)

Interest and other income (expense), net	-	0	-	-	-	-	-	38	-	38
(Gains) / Losses on assets	-	-	-	-	-	-	-	-	-	-
Gains (losses) on extinguishments of debt	-	-	-	-	-	-	-	(8)	-	(8)
Reorganization items, net	1,463	(2,309)	-	-	(13,385)	-	(1)	-	-	(14,231)
Income (loss) before taxes	$1,449	$(3,067)	$-	$-	$(13,303)	$-	$(2)	$(90)	$-	$(15,014)

Income tax benefit (provision)	-	-	-	-	-	-	-	18	-	18

Net Income (Loss)	$1,449	$(3,067)	$-	$-	$(13,303)	$-	$(2)	$(72)	$-	$(14,996)

Form MOR-2

FORM MOR-1c

FORM MOR-1c

FORM Supp Sch

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RAIT FUNDING LLC							Case No.		19-11915 (BLS)
Debtor							Reporting Period:		8/30/19 - 9/30/19

MOR-3
Balance Sheet
As of September 30, 2019

($ in thousands)
Entity	RAIT FUNDING, LLC	RAIT FINANCIAL TRUST	RAIT GENERAL, INC.	RAIT LIMITED, INC.	TABERNA REALTY FINANCE TRUST	RAIT JV TRS, LLC	RAIT JV TRS SUB, LLC	Non-Debtors	Eliminations	Total
Case No.	19-11915	19-11916	19-11917	19-11918	19-11919	19-11920	19-11921

Assets:
Investment in mortgage loans, held for investment:	$-	$-	$-	$-	$5,099	$-	$-	$415,648	$(106,668)	$314,079
Allowance for loan losses	-	-	-	-	-	-	-	(20,145)	-	(20,145)
Total investment in mortgage loans, held for investment, net	$-	$-	$-	$-	$5,099	$-	$-	$395,502	$(106,668)	$293,934
Investment in mortgage loans, held for sale	-	-	-	-	-	-	-	4,973	-	4,973
Investments in real estate, net of accumulated depreciation	-	-	-	-	-	-	-	112,800	-	112,800
Cash and cash equivalents	43	31,059	-	-	8,688	8	-	4,584	-	44,381
Restricted cash	-	-	-	-	-	-	-	74,089	-	74,089
Accrued interest receivable	-	59	-	-	179	-	-	23,123	(8,745)	14,616
Other assets	100	950	-	-	(21)	-	539	462,410	(454,948)	9,031
Intangible assets, net of accumulated amortization	-	-	-	-	-	-	-	1,196	-	1,196
Total assets	$143	$32,068	$-	$-	$13,944	$8	$539	$1,078,677	$(570,361)	$555,019

Liabilities & Equity:
Indebtedness, net of unamortized discounts, and def. fin. costs	$-	$-	$-	$-	$-	$-	$-	$603,469	$(291,697)	$311,772
Accrued interest payable	-	-	-	-	-	-	-	9,317	(8,745)	573
Accrued expenses	0	2,513	-	-	0	-	1	859	-	3,373
Accounts payable	-	4	-	-	-	-	-	1,150	-	1,154
Deferred taxes and other liabilities	-	-	-	-	-	-	-	27,413	(800)	26,613
Total liabilities not subject to compromise	$0	$2,518	$-	$-	$0	$-	$1	$642,209	$(301,242)	$343,485

Liabilities Subject to Compromise	23,750	123,452	-	-	18,671	-	1	-	-	165,874

Total liabilities	$23,750	$125,970	$-	$-	$18,671	$-	$2	$642,209	$(301,242)	$509,360

Shares outstanding	-	2,874	-	-	-	-	-	-	-	2,874
Additional paid in capital	-	2,099,281	-	-	-	-	-	493,839	(490,616)	2,102,504
Accumulated other comprehensive income (loss)	-	-	-	-	12,673	-	-	-	-	12,673
Retained earnings (deficit)	(54,517)	(954,474)	-	-	(657,043)	-	(5,412)	(252,790)	(148,155)	(2,072,392)
Non-controlling interest	-	-	-	-	-	-	-	876	(876)	-
Intercompany contributions/distributions	30,910	(1,241,582)	-	-	639,643	8	5,949	194,544	370,528	0
Total equity	$(23,607)	$(93,902)	$-	$-	$(4,727)	$8	$537	$436,469	$(269,119)	$45,659

Total liabilities & equity	$143	$32,068	$-	$-	$13,944	$8	$539	$1,078,677	$(570,361)	$555,019

Form MOR-3

FORM MOR-1c

FORM MOR-1c

FORM Supp Sch

Case 19-11915-BLS

Doc 168

Filed 10/30/19

RAIT FUNDING LLC	Case No.	19-11915 (BLS)
Debtor	Reporting Period:	8/30/19 - 9/30/19

Supplemental Schedule
Reorganization Items
For the Period August 30, 2019 to September 30, 2019

($ in thousands)
Adjustments to record estimated allowed claims		$12,989
Professional fees - restructuring		1,235
US Trustee fees		7
Total		$14,231

Supplemental Schedule
Liabilities Subject to Compromise
As of September 30, 2019

($ in thousands)
Senior note claims		$123,393
Subordinated RAIT Funding junior note claim and RAIT parent subordinated guaranty claim		23,750
Subordinated Taberna note claims		18,671
General unsecured claims		60
Total		$165,874

FORM Supp Sch

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RAIT FUNDING LLC Case No. 19-11915 (BLS)

Debtor Reporting Period: 8/30/19 - 9/30/19

MOR-4a

Status of Post-Petition Taxes

As of September 30, 2019

The Debtors have paid and are paying all undisputed post-petition taxes as they come due. Copies of filed tax returns and IRS forms are available to the

U.S. Trustee upon request.

/s/ Alfred Dilmore 10/30/2019

Signature of Authorized Individual Date

Alfred Dilmore Chief Financial Officer

Printed Name of Authorized Individual Title of Authorized Individual

FORM MOR-4a

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RAIT FUNDING LLC				Case No.	19-11915 (BLS)
Debtor				Reporting Period:	8/30/19 - 9/30/19

MOR-4b
Summary of Unpaid Post-Petition Accounts Payable
As of September 30, 2019

($ in thousands)	Current	1-30 Days	31-60 Days	Over 60 days	Total A/P
Corporate expenses	$4	$-	$-	$-	$4
Total Accounts Payable	$4	$-	$-	$-	$4

FORM MOR-4b

Case 19-11915-BLS

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RAIT FUNDING LLC				Case No.	19-11915 (BLS)
Debtor				Reporting Period:	8/30/19 - 9/30/19

MOR-5a
Accounts Receivable Balance
As of September 30, 2019

($ in thousands)	Current-30 Days	31-60 Days	61-90 Days	Over 90 Days	Total A/R
	$-	$-	$-	$-	$-
Total Accounts Receivable	$-	$-	$-	$-	$-

		Other Accrued AR			-
		Credit Balance Adjustment			-
		(-) Allowance for Doubtful Accounts			-
		Total Net Accounts Receivable			$-

Accounts Receivable Reconciliation
Beginning A/R Balance, Net
		(-) Total AR Cash Collections During the Period			-
		(+) Change in Allowance for Doubtful Accounts			-
		(+) Credit Balance Adjustment			-
		(+) Net Sales During the Period Related to AR			-
		Ending A/R Balance, Net			$-

FORM MOR-5a

Case 19-11915-BLS

Doc 168

Filed 10/30/19

RAIT FUNDING LLC Case No. 19-11915 (BLS)

Debtor Reporting Period: 8/30/19 - 9/30/19

MOR-5b

Debtor Questionnaire

For the Period August  30, 2019 to September 30, 2019

	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		x
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below (1)		x
3. Have all post‐petition tax returns been timely filed? If no, provide an explanation below.	x
4. Are workers' compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	x

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001‐3.

x

(1) Answer is specific to only Debtor related funds. Non-Debtor entities are continuing to disburse funds in the normal course.

FORM MOR-5b